                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Form S-8 our report dated February 14, 2003 on the financial statements of Citizens First Bancorp, Inc. for the nine months ended December 31, 2002 and year ended March 31, 2002, appearing in the Annual Report on Form 10-K (File No. 0-32041) for the year ended December 31, 2003.



/s/ Plante & Moran, LLP
Auburn Hills, MI